Exhibit 99.1
Allegro MicroSystems Reports Fourth Quarter and Fiscal Year 2023 Results
--
Fourth Quarter Sales increased by 35% and GAAP Earnings Per Share (EPS) increased by 138% Year-over-Year --
-- Annual Sales increased by 27% and GAAP EPS increased by 56% Year-over-Year --
-- Continued Growth in Automotive and Industrial Drove Record Sales for the
Fourth Quarter & Full Year --
Manchester, NH, May 10, 2023 – Allegro MicroSystems, Inc. (“Allegro” or the “Company”) (Nasdaq:ALGM), a global leader in power and sensing semiconductor solutions for motion control and energy efficient systems, today announced financial results for its fourth quarter and fiscal year 2023 which ended March 31, 2023.
“We delivered a strong finish to fiscal year 2023, including record fourth quarter sales of $269 million, up 35% year-over-year. We also achieved record non-GAAP diluted earnings per share of $0.37, an increase of more than 75% year-over-year,” said Vineet Nargolwala, President and CEO of Allegro MicroSystems. “Solid fourth quarter results contributed to record fiscal year 2023 sales of $974 million, up 27% year-over-year. We saw significantly increased design win momentum in fiscal year 2023 with approximately two-thirds of our wins coming from strategic growth areas including e-Mobility and Industrial. E-Mobility increased to 43% of fiscal year 2023 Automotive sales, up from 36% in fiscal year 2022. The results in the fourth quarter and throughout the past year demonstrate further execution of our strategy.”
Fourth Quarter and Full Fiscal Year 2023 Financial Highlights:

In thousands, except per share data	Quarter			Year
	Q4 FY23	Q3 FY23	Q4 FY22	FY23	FY22
Net Sales
Automotive	$182,376	$168,056	$141,213	$657,479	$531,564
Industrial	57,990	50,399	34,654	196,705	133,187
Other	29,079	30,334	24,426	119,469	103,923
Total net sales	$269,445	$248,789	$200,293	$973,653	$768,674
GAAP Financial Measures
Gross margin %	56.8%	57.3%	54.7%	56.1%	53.0%
Operating margin %	23.4%	26.4%	15.1%	20.8%	17.8%
Diluted EPS	$0.32	$0.33	$0.13	$0.97	$0.62
Non-GAAP Financial Measures
Gross margin %	57.8%	58.0%	55.6%	56.8%	54.1%
Operating margin %	30.2%	30.3%	23.2%	28.6%	23.2%
Diluted EPS	$0.37	$0.35	$0.21	$1.28	$0.78

Business Outlook
For the first quarter ending June 30, 2023, the Company expects total sales to be in the range of $270 million to $280 million. The company also estimates the following results on a non-GAAP basis:
•Gross margin is expected to be approximately 56%
•Operating expenses are anticipated to be between 26% and 27% of sales
•Earnings per diluted share are expected to be in the range of $0.35 to $0.39
Allegro has not provided a reconciliation of its first fiscal quarter outlook for non-GAAP gross margin, non-GAAP operating expenses and non-GAAP earnings per diluted share because estimates of all of the reconciling items cannot be provided without unreasonable efforts. It is difficult to reasonably provide a forward-looking estimate between such forward-looking non-GAAP measures and the comparable forward-looking GAAP measures. Certain factors that are materially significant to Allegro’s ability to estimate these items are out of its control and/or cannot be reasonably predicted.
Earnings Webcast
A webcast will be held on Thursday, May 11, 2023 at 8:30 a.m. Eastern time. Vineet Nargolwala, President and Chief Executive Officer, and Derek D’Antilio, Chief Financial Officer, will discuss Allegro’s business and financial results.
The webcast will be available on the Investor Relations section of the Company’s website at investors.allegromicro.com. A recording of the webcast will be posted in the same location shortly after the call concludes and will be available for at least 90 days.
About Allegro MicroSystems
Allegro MicroSystems is a leading global designer, developer, fabless manufacturer and marketer of sensor integrated circuits (“ICs”) and application-specific analog power ICs enabling emerging technologies in the automotive and industrial markets. Allegro’s diverse product portfolio provides efficient and reliable solutions for the electrification of vehicles, automotive ADAS safety features, automation for Industry 4.0 and power saving technologies for data centers and green energy applications.
Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements regarding our expected financial performance for our first fiscal quarter ending June 30, 2023. In some cases, you can identify forward-looking statements by terms such as “anticipate,” “believe,” “could,” “expect,” “should,” “plan,” “intend,” “estimate,” “target,” “mission,” “may,” “will,” “would,” “project,” “predict,” “contemplate,” “potential,” or the negative thereof and similar words and expressions.
Forward-looking statements are based on management’s current expectations, beliefs and assumptions and on information currently available to us. Such statements are subject to a number of known and unknown risks, uncertainties and assumptions, and actual results may differ materially from those expressed or implied in the forward-looking statements due to various important factors, including, but not limited to: downturns or volatility in general economic conditions, including as a result of the COVID-19 pandemic, particularly in the automotive market; our ability to compete effectively, expand our market share and increase our net sales and profitability; our reliance on a limited number of third-party wafer fabrication facilities and suppliers of other materials; our failure to adjust purchase commitments, supply chain volume and inventory management based on changing market conditions or customer demand; shifts in our product mix or customer mix, which could negatively impact our gross margin; the cyclical nature of the analog semiconductor industry; our ability to compensate for decreases in average selling prices of our products and increases in input costs; increases in inflation rates or sustained periods of inflation in the markets in which we operate; any disruptions at our primary third-party wafer fabrication facilities; our ability to manage any sustained yield problems or other delays at our third-party wafer fabrication semiconductor facilities or in the final assembly and test of our products; our ability to fully realize the benefits of past and potential future initiatives designed to improve our competitiveness, growth and profitability; our ability to accurately predict our quarterly net sales and operating results; our dependence on manufacturing operations in the Philippines; our reliance on distributors to generate sales; COVID-19 induced lock-downs and suppression on our supply chain and customer demand; our ability to develop new product features or new products in a timely and cost-effective manner; our ability to manage growth; any slowdown in the growth of our end markets; the loss of one or more significant customers; our ability to meet customers’ quality requirements; uncertainties related to the design win process and our ability to recover design and development expenses and to generate timely or sufficient net sales or margins; changes in government trade policies, including the imposition of tariffs and export restrictions; our exposures to warranty claims, product liability claims and product recalls; our dependence on international customers and operations; the availability of rebates, tax credits and other financial incentives on end-user demands for certain products; risks related to governmental regulation and other legal obligations, including privacy, data protection, information security, consumer protection, environmental and occupational health and safety, anti-corruption and anti-bribery, and trade controls; the volatility of currency exchange rates; our indebtedness may limit our flexibility to operate our business; our ability to retain key and highly skilled personnel; our ability to protect our proprietary technology and inventions through patents or trade secrets; our ability to commercialize our products without infringing third-party intellectual property rights; disruptions or breaches of our information technology systems or those of our third-party service providers; our principal stockholders have substantial control over us; the inapplicability of the “corporate opportunity” doctrine to any director or stockholder who is not employed by us; the dilutive impact on the price of our shares upon future issuance by us or future sales by our stockholders; our lack of intent to declare or pay dividends for the foreseeable future; anti-takeover provisions in our organizational documents and under the General Corporation Law of the State of Delaware; the exclusive forum provision in our Certificate of Incorporation for disputes with stockholders; our inability to design, implement or maintain effective internal control over financial reporting; changes in tax rates or the adoption of new tax legislation; and other important factors discussed under the caption “Risk Factors” in our Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on May 18, 2022, as amended by Amendment No. 1 on Form 10-K/A filed with the SEC on August 29, 2022, as any such factors may be updated or supplemented from time to time in our other filings with the SEC, which are accessible on the SEC’s website at www.sec.gov and the Investors Relations page of our website at investors.allegromicro.com.
All forward-looking statements speak only as of the date of this press release and, except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

ALLEGRO MICROSYSTEMS, INC.
CONSOLIDATED STATEMENT OF OPERATIONS
(in thousands, except share and per share amounts)

	Three-Month Period Ended		Fiscal Year Ended
	March 31, 2023	March 25, 2022	March 31, 2023	March 25, 2022
	(Unaudited)	(Unaudited)	(Unaudited)
Net sales	$240,534	$163,559	$812,890	$619,861
Net sales to related party	28,911	36,734	160,763	148,813
Total net sales	269,445	200,293	973,653	768,674
Cost of goods sold	100,585	72,044	348,390	286,855
Cost of goods sold to related party	15,771	18,646	79,184	74,359
Gross profit	153,089	109,603	546,079	407,460
Operating expenses:
Research and development	41,833	32,432	150,850	121,873
Selling, general and administrative	48,252	46,822	194,722	150,937
Change in fair value of contingent consideration	(100)	100	(2,800)	(2,000)
Total operating expenses	89,985	79,354	342,772	270,810
Operating income	63,104	30,249	203,307	136,650
Other income (expense):
Interest expense	(755)	(418)	(2,336)	(2,499)
Interest income	580	1,125	1,724	1,442
Foreign currency transaction gain (loss)	(1,617)	(513)	980	(568)
(Loss) income in earnings of equity investment	(703)	215	(406)	1,007
Unrealized gains (losses) on marketable securities	7,476	(760)	7,471	3,722
Other, net	(164)	258	606	992
Income before income taxes	67,921	30,156	211,346	140,746
Income tax provision	5,909	4,504	23,852	21,191
Net income	62,012	25,652	187,494	119,555
Net income attributable to non-controlling interests	35	36	137	148
Net income attributable to Allegro MicroSystems, Inc.	$61,977	$25,616	$187,357	$119,407
Net income attributable to Allegro MicroSystems, Inc. per share:
Basic	$0.32	$0.13	$0.98	$0.63
Diluted	$0.32	$0.13	$0.97	$0.62
Weighted average shares outstanding:
Basic	191,519,850	189,997,738	191,197,452	189,748,427
Diluted	194,993,241	192,125,252	193,688,102	191,811,205

Supplemental Schedule of Total Net Sales
The following table summarizes total net sales by market within the Company’s unaudited consolidated statements of operations:

	Three-Month Period Ended		Change		Fiscal Year Ended		Change
	March 31, 2023	March 25, 2022	Amount	%	March 31, 2023	March 25, 2022	Amount	%
	(Dollars in thousands)
Automotive	$182,376	$141,213	$41,163	29.1%	$657,479	$531,564	$125,915	23.7%
Industrial	57,990	34,654	23,336	67.3%	196,705	133,187	63,518	47.7%
Other	29,079	24,426	4,653	19.0%	119,469	103,923	15,546	15.0%
Total net sales	269,445	200,293	69,152	34.5%	973,653	768,674	204,979	26.7%

ALLEGRO MICROSYSTEMS, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share amounts)

	March 31, 2023	March 25, 2022
	(Unaudited)
Assets
Current assets:
Cash and cash equivalents	$351,576	$282,383
Restricted cash	7,129	7,416
Trade accounts receivable, net of provision for expected credit losses	111,290	87,359
Trade and other accounts receivable due from related party	13,494	27,360
Accounts receivable - other	1,943	4,144
Inventories	151,301	86,160
Prepaid expenses and other current assets	25,346	14,995
Current portion of related party note receivable	3,750	1,875
Total current assets	665,829	511,692
Property, plant and equipment, net	263,099	210,028
Operating lease right-of-use assets	16,866	16,049
Deferred income tax assets	50,359	17,967
Goodwill	27,691	20,009
Intangible assets, net	52,378	35,970
Related party note receivable, less current portion	8,438	5,625
Equity investment in related party	27,265	27,671
Other assets, net	69,230	47,609
Total assets	$1,181,155	$892,620
Liabilities, Non-Controlling Interests and Stockholders' Equity
Current liabilities:
Trade accounts payable	$56,256	$29,836
Amounts due to related parties	9,682	5,222
Accrued expenses and other current liabilities	94,894	65,459
Current portion of operating lease liabilities	4,493	3,706
Total current liabilities	165,325	104,223
Obligations due under Senior Secured Credit Facilities	25,000	25,000
Operating lease liabilities, less current portion	13,048	12,748
Other long-term liabilities	10,967	15,286
Total liabilities	214,340	157,257
Commitments and contingencies
Stockholders' Equity:
Preferred Stock, $0.01 par value; 20,000,000 shares authorized, no shares issued or outstanding at March 31, 2023 and March 25, 2022	—	—
Common stock, $0.01 par value; 1,000,000,000 shares authorized, 191,754,292 shares issued and outstanding at March 31, 2023; 1,000,000,000 shares authorized, 190,473,595 issued and outstanding at March 25, 2022	1,918	1,905
Additional paid-in capital	674,179	627,792
Retained earnings	310,315	122,958
Accumulated other comprehensive loss	(20,784)	(18,448)
Equity attributable to Allegro MicroSystems, Inc.	965,628	734,207
Non-controlling interests	1,187	1,156
Total stockholders' equity	966,815	735,363
Total liabilities, non-controlling interests and stockholders' equity	$1,181,155	$892,620

ALLEGRO MICROSYSTEMS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Fiscal Year Ended
	March 31, 2023	March 25, 2022
	(Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$187,494	$119,555
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	50,808	48,527
Amortization of deferred financing costs	99	101
Deferred income taxes	(40,116)	7,498
Stock-based compensation	61,798	33,548
Loss (gain) on disposal of assets	285	(349)
Change in fair value of contingent consideration	(2,800)	(2,000)
Provisions for inventory and receivables reserves	(1,438)	6,297
Unrealized gains on marketable securities	(7,471)	(3,722)
Changes in operating assets and liabilities:
Trade accounts receivable	(12,484)	(18,347)
Accounts payable (receivable) - other	2,226	(2,668)
Inventories	(75,150)	(4,471)
Prepaid expenses and other assets	(23,263)	(19,450)
Trade accounts payable	11,958	(4,348)
Due to/from related parties	18,326	(659)
Accrued expenses and other current and long-term liabilities	22,934	(3,383)
Net cash provided by operating activities	193,206	156,129
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property, plant and equipment	(79,775)	(69,941)
Acquisition of business, net of cash acquired	(19,921)	(14,549)
Proceeds from sales of property, plant and equipment	—	27,408
Investments in marketable securities	—	(9,189)
Net cash used in investing activities	(99,696)	(66,271)
CASH FLOWS FROM FINANCING ACTIVITIES:
Loans made to related party	(7,500)	(7,500)
Receipts on related party notes receivable	2,812	—
Proceeds from issuance of common stock under equity award and purchase plans less payments for taxes related to net share settlement of equity awards	(15,268)	2,193
Dividends paid to non-controlling interest	(42)	—
Net cash used in by financing activities	(19,998)	(5,307)
Effect of exchange rate changes on Cash and cash equivalents and Restricted cash	(4,606)	1,373
Net increase in Cash and cash equivalents and Restricted cash	68,906	85,924
Cash and cash equivalents and Restricted cash at beginning of period	289,799	203,875
CASH AND CASH EQUIVALENTS AND RESTRICTED CASH AT END OF PERIOD:	$358,705	$289,799
RECONCILIATION OF CASH AND CASH EQUIVALENTS AND RESTRICTED CASH:
Cash and cash equivalents at beginning of period	$282,383	$197,214
Restricted cash at beginning of period	7,416	6,661
Cash and cash equivalents and Restricted cash at beginning of period	$289,799	$203,875
Cash and cash equivalents at end of period	351,576	282,383
Restricted cash at end of period	7,129	7,416
Cash and cash equivalents and Restricted cash at end of period	$358,705	$289,799

Non-GAAP Financial Measures
In addition to the measures presented in our consolidated financial statements, we regularly review other measures, defined as non-GAAP financial measures by the SEC, to evaluate our business, measure our performance, identify trends, prepare financial forecasts and make strategic decisions. The key measures we consider are non-GAAP Gross Profit, non-GAAP Gross Margin, non-GAAP Operating Expenses, non-GAAP Operating Income, non-GAAP Operating Margin, non-GAAP Profit before Tax, non-GAAP Provision for Income Tax, non-GAAP Net Income, non-GAAP Net Income per Share, EBITDA, Adjusted EBITDA and Adjusted EBITDA margin (collectively, the “Non-GAAP Financial Measures”). These Non-GAAP Financial Measures provide supplemental information regarding our operating performance on a non-GAAP basis that excludes certain gains, losses and charges of a non-cash nature or that occur relatively infrequently and/or that management considers to be unrelated to our core operations, and in the case of non-GAAP Provision for Income Tax, management believes that this non-GAAP measure of income taxes provides it with the ability to evaluate the non-GAAP Provision for Income Taxes across different reporting periods on a consistent basis, independent of special items and discrete items, which may vary in size and frequency. These Non-GAAP Financial Measures are used by both management and our board of directors, together with the comparable GAAP information, in evaluating our current performance and planning our future business activities.
The Non-GAAP Financial Measures are supplemental measures of our performance that are neither required by, nor presented in accordance with, GAAP. These Non-GAAP Financial Measures should not be considered as substitutes for GAAP financial measures such as gross profit, gross margin, net income or any other performance measures derived in accordance with GAAP. Also, in the future we may incur expenses or charges such as those being adjusted in the calculation of these Non-GAAP Financial Measures. Our presentation of these Non-GAAP Financial Measures should not be construed as an inference that future results will be unaffected by unusual or nonrecurring items. These non-GAAP measures exclude costs related to acquisition and related integration expenses, amortization of acquired intangible assets, stock-based compensation, restructuring actions, related party activities and other non-operational costs such as the impact of COVID 19.
Non-GAAP Provision for Income Tax
In calculating non-GAAP Provision for Income Tax, we have added back the following to GAAP Income Tax Provision:
•Tax effect of adjustments to GAAP results—Represents the estimated income tax effect of the adjustments to non-GAAP Profit Before Tax described above and elimination of discrete tax adjustments.

	Three-Month Period Ended			Fiscal Year Ended
	March 31, 2023	December 23, 2022	March 25, 2022	March 31, 2023	March 25, 2022
	(Dollars in thousands)
Reconciliation of Non-GAAP Gross Profit

GAAP Gross Profit	$153,089	$142,594	$109,603	$546,079	$407,460

Voxtel inventory impairment	—	—	—	—	3,106
Stock-based compensation	1,978	1,156	1,184	5,090	3,176
AMTC Facility consolidation one-time costs	—	—	—	—	144
Amortization of acquisition-related intangible assets	627	589	273	1,867	1,092
COVID-19 related expenses	—	—	296	—	1,092
Total Non-GAAP Adjustments	$2,605	$1,745	$1,753	$6,957	$8,610

Non-GAAP Gross Profit	$155,694	$144,339	$111,356	$553,036	$416,070
Non-GAAP Gross Margin	57.8%	58.0%	55.6%	56.8%	54.1%

	Three-Month Period Ended			Fiscal Year Ended
	March 31, 2023	December 23, 2022	March 25, 2022	March 31, 2023	March 25, 2022
	(Dollars in thousands)
Reconciliation of Non-GAAP Operating Expenses

GAAP Operating Expenses	$89,985	$76,966	$79,354	$342,772	$270,810

Research and Development Expenses
GAAP Research and Development Expenses	41,833	39,593	32,432	150,850	121,873
Stock-based compensation	3,483	3,174	1,119	9,496	3,933
AMTC Facility consolidation one-time costs	—	—	—	—	2
COVID-19 related expenses	—	—	3	—	23
Transaction fees	—	1	5	404	5
Severance	72	—	—	72	—
Non-GAAP Research and Development Expenses	38,278	36,418	31,305	140,878	117,910

Selling, General and Administrative Expenses
GAAP Selling, General and Administrative Expenses	48,252	37,373	46,822	194,722	150,937
Stock-based compensation	5,095	4,572	12,598	47,212	26,439
AMTC Facility consolidation one-time costs	124	291	74	601	657
Amortization of acquisition-related intangible assets	22	23	22	90	90
COVID-19 related expenses	—	—	215	—	1,503
Indirect transaction tax	944	—	—	944	—
Transaction fees	644	35	384	2,339	1,498
Sanken agreement termination fee	5,000	—	—	5,000	—
Severance	368	—	—	4,554	746
Non-GAAP Selling, General and Administrative Expenses	36,055	32,452	33,529	133,982	120,004

Change in fair value of contingent consideration	(100)	—	100	(2,800)	(2,000)

Total Non-GAAP Adjustments	15,652	8,096	14,520	67,912	32,896

Non-GAAP Operating Expenses	$74,333	$68,870	$64,834	$274,860	$237,914

	Three-Month Period Ended			Fiscal Year Ended
	March 31, 2023	December 23, 2022	March 25, 2022	March 31, 2023	March 25, 2022
	(Dollars in thousands)
Reconciliation of Non-GAAP Operating Income

GAAP Operating Income	$63,104	$65,628	$30,249	$203,307	$136,650

Voxtel inventory impairment	—	—	—	—	3,106
Stock-based compensation	10,556	8,902	14,901	61,798	33,548
AMTC Facility consolidation one-time costs	124	291	74	601	803
Amortization of acquisition-related intangible assets	649	612	295	1,957	1,182
COVID-19 related expenses	—	—	514	—	2,618
Change in fair value of contingent consideration	(100)	—	100	(2,800)	(2,000)
Indirect transaction tax	944	—	—	944	—
Transaction fees	644	36	389	2,743	1,503
Sanken agreement termination fee	5,000	—	—	5,000	—
Severance	440	—	—	4,626	746
Total Non-GAAP Adjustments	$18,257	$9,841	$16,273	$74,869	$41,506

Non-GAAP Operating Income	$81,361	$75,469	$46,522	$278,176	$178,156
Non-GAAP Operating Margin (% of net sales)	30.2%	30.3%	23.2%	28.6%	23.2%

	Three-Month Period Ended			Fiscal Year Ended
	March 31, 2023	December 23, 2022	March 25, 2022	March 31, 2023	March 25, 2022
	(Dollars in thousands)
Reconciliation of EBITDA and Adjusted EBITDA

GAAP Net Income	$62,012	$64,551	$25,652	$187,494	$119,555

Interest expense	755	613	418	2,336	2,499
Interest income	(580)	(360)	(1,125)	(1,724)	(1,442)
Income tax provision	5,909	7,540	4,504	23,852	21,191
Depreciation & amortization	14,103	12,580	12,006	50,808	48,527
EBITDA	$82,199	$84,924	$41,455	$262,766	$190,330

Non-core (gain) loss on sale of equipment	(2)	37	1	285	(349)
Voxtel inventory impairment	—	—	—	—	3,106
Foreign currency translation loss (gain)	1,617	(407)	513	(980)	568
(Loss) income in earnings of equity investment	703	(2,190)	(215)	406	(1,007)
Unrealized (gains) losses on investments	(7,476)	(3,453)	760	(7,471)	(3,722)
Stock-based compensation	10,556	8,902	14,901	61,798	33,548
AMTC Facility consolidation one-time costs	124	291	74	601	803
COVID-19 related expenses	—	—	514	—	2,618
Change in fair value of contingent consideration	(100)	—	100	(2,800)	(2,000)
Indirect transaction tax	944	—	—	944	—
Transaction fees	644	36	389	2,743	1,503
Sanken agreement termination fee	5,000	—	—	5,000	—
Severance	440	—	—	4,626	746
Adjusted EBITDA	$94,649	$88,140	$58,492	$327,918	$226,144
Adjusted EBITDA Margin (% of net sales)	35.1%	35.4%	29.2%	33.7%	29.4%

	Three-Month Period Ended			Fiscal Year Ended
	March 31, 2023	December 23, 2022	March 25, 2022	March 31, 2023	March 25, 2022
	(Dollars in thousands)
Reconciliation of Non-GAAP Profit before Tax

GAAP Income before Income Taxes	$67,921	$72,091	$30,156	$211,346	$140,746

Non-core (gain) loss on sale of equipment	(2)	37	1	285	(349)
Voxtel inventory impairment	—	—	—	—	3,106
Foreign currency translation loss (gain)	1,617	(407)	513	(980)	568
(Loss) income in earnings of equity investment	703	(2,190)	(215)	406	(1,007)
Unrealized (gains) losses on investments	(7,476)	(3,453)	760	(7,471)	(3,722)
Stock-based compensation	10,556	8,902	14,901	61,798	33,548
AMTC Facility consolidation one-time costs	124	291	74	601	803
Amortization of acquisition-related intangible assets	649	612	295	1,957	1,182
COVID-19 related expenses	—	—	514	—	2,618
Change in fair value of contingent consideration	(100)	—	100	(2,800)	(2,000)
Indirect transaction tax	944	—	—	944	—
Transaction fees	644	36	389	2,743	1,503
Sanken agreement termination fee	5,000	—	—	5,000	—
Severance	440	—	—	4,626	746
Total Non-GAAP Adjustments	$13,099	$3,828	$17,332	$67,109	$36,996

Non-GAAP Profit before Tax	$81,020	$75,919	$47,488	$278,455	$177,742

	Three-Month Period Ended			Fiscal Year Ended
	March 31, 2023	December 23, 2022	March 25, 2022	March 31, 2023	March 25, 2022
	(Dollars in thousands)
Reconciliation of Non-GAAP Provision for Income Taxes

GAAP Income Tax Provision	$5,909	$7,540	$4,504	$23,852	$21,191
GAAP effective tax rate	8.7%	10.5%	14.9%	11.3%	15.1%

Tax effect of adjustments to GAAP results	3,509	(461)	2,817	7,285	6,415

Non-GAAP Provision for Income Taxes	$9,418	$7,079	$7,321	$31,137	$27,606
Non-GAAP effective tax rate	11.6%	9.3%	15.4%	11.2%	15.5%

	Three-Month Period Ended			Fiscal Year Ended
	March 31, 2023	December 23, 2022	March 25, 2022	March 31, 2023	March 25, 2022
	(Dollars in thousands)
Reconciliation of Non-GAAP Net Income

GAAP Net Income	$62,012	$64,551	$25,652	$187,494	$119,555
GAAP Basic Earnings per Share	$0.32	$0.34	$0.14	$0.98	$0.63
GAAP Diluted Earnings per Share	$0.32	$0.33	$0.13	$0.97	$0.62

Non-core (gain) loss on sale of equipment	(2)	37	1	285	(349)
Voxtel inventory impairment	—	—	—	—	3,106
Foreign currency translation loss (gain)	1,617	(407)	513	(980)	568
(Loss) income in earnings of equity investment	703	(2,190)	(215)	406	(1,007)
Unrealized (gains) losses on investments	(7,476)	(3,453)	760	(7,471)	(3,722)
Stock-based compensation	10,556	8,902	14,901	61,798	33,548
AMTC Facility consolidation one-time costs	124	291	74	601	803
Amortization of acquisition-related intangible assets	649	612	295	1,957	1,182
COVID-19 related expenses	—	—	514	—	2,618
Change in fair value of contingent consideration	(100)	—	100	(2,800)	(2,000)
Indirect transaction tax	944	—	—	944	—
Transaction fees	644	36	389	2,743	1,503
Sanken agreement termination fee	5,000	—	—	5,000	—
Severance	440	—	—	4,626	746
Tax effect of adjustments to GAAP results	(3,509)	461	(2,817)	(7,285)	(6,415)

Non-GAAP Net Income	$71,602	$68,840	$40,167	$247,318	$150,136
Basic weighted average common shares	191,519,850	191,328,538	189,997,738	191,197,452	189,748,427
Diluted weighted average common shares	194,993,241	193,935,908	192,125,252	193,688,102	191,811,205
Non-GAAP Basic Earnings per Share	$0.37	$0.36	$0.21	$1.29	$0.79
Non-GAAP Diluted Earnings per Share	$0.37	$0.35	$0.21	$1.28	$0.78
Investor Contact:
Jalene Hoover
VP of Investor Relations & Corporate Communications
+1 (512) 751-6526
jhoover@allegromicro.com